DELAWARE POOLED® TRUST

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Statement of Additional Information
dated March 1, 2011

The following replaces the information in the section entitled, "Investment Strategies and Risks - Short-Term Investments":

Each portfolio may invest in the following short-term investments:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio in the case of The Large-Cap Value Equity, The International Equity, The Global Fixed Income, and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio in the case of The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Real Estate Investment Trust, The Select 20, The Labor Select International Equity, The Emerging Markets, The Emerging Markets II, The Global Real Estate Securities, The Core Focus Fixed Income, The High-Yield Bond, and The Core Plus Fixed Income Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by an NRSRO;

(2) Commercial paper with the highest quality rating by an NRSRO (for example, A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(3) Short-term corporate obligations with the highest quality rating by an NRSRO (for example, AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by the Manager or Mondrian;

(4) U.S. government securities (see "U.S. Government Securities");

(5) Repurchase agreements collateralized by securities listed above; and

(6) In the case of The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's custodian bank or one of its sub-custodians.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2011.